SUPPLEMENT DATED MAY 1, 2009

TO THE AUL AMERICAN UNIT TRUST

PROSPECTUS DATED MAY 1, 2009

Please note the following changes:

1.)	The following funds are added to page 8 of the Prospectus:

Investment Account and Corresponding Fund Portfolios	Class Designation, if any	Fund	Investment Advisor
American Century® International Growth	Advisor	American Century® Investments, Inc.	American Century® Global Investment Management, Inc.
American Century® International Growth	Investor	American Century® Investments, Inc.	American Century® Global Investment Management, Inc

2.)	The last two sentences of the “Fixed Interest Account and Stable Value Account” on Page 18 of the Prospectus have been modified to:

The SVA has no minimum rate guarantee. See the Sections “The Fixed Interest Account” and “The Stable Value Account.”

3.)	The following fund and objective is added to page 71 of the Prospectus:

Fund & Class Designation	Objective
Manning & Napier, Inc. Pro-Blend ® Moderate Term Series – Class S	Seeks stable rate of growth.

This Supplement should be retained with the Prospectus for future reference.